UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 13, 2018

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 13, 2018, Fusion Telecommunications International, Inc. (the “Company”) disseminated a lenders presentation in connection with the proposed Facilities (as defined below) (the “Lenders Presentation”). A copy of certain pages from that Lenders Presentation are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The Lenders Presentation contains certain preliminary estimated financial information relating to the Company’s performance for the fourth quarter and year ended December 31, 2017 as well as certain preliminary estimated financial information relating to Birch Communications Holdings, Inc. (“Birch”). For information relating to the Company’s previously announced acquisition of Birch reference is made to the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 30, 2017 and January 29, 2018 as well as the Company’s Definitive Proxy Statement filed with the SEC on December 28, 2017. The information contained in the Lenders Presentation supersedes the preliminary financial information for the Company and Birch presented in the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2018, and the Company’s prospectus supplement filed with the SEC pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the “Securities Act”) (Registration No. 333-222127) dated January 31, 2018.

Note Regarding Preliminary Results. The preliminary financial results presented in the Lenders Presentation are subject to the completion of the Company’s and Birch's financial closing procedures, which have not yet been completed. Each of the Company’s and Birch’s actual results for the fourth quarter of 2017 and fiscal year ended December 31, 2017 may differ materially from these estimates. Therefore, undue reliance should not be placed upon these preliminary financial results. For instance, during the course of the preparation of the respective financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated financial results presented above may be identified. The preliminary financial data included in the Lenders Presentation and incorporated by reference into this Report with respect to the Company have been prepared by and is the responsibility of the Company’s management, and the preliminary financial data relating to Birch was provided by Birch’s management. Neither EisnerAmper LLP, the Company’s independent registered public accounting firm, nor McNair, McLemore, Middlebrooks & Co., LLC, Birch’s independent public accounting firm, has audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data set forth in the Lenders Presentation. Accordingly, neither EisnerAmper LLP nor McNair, McLemore, Middlebrooks & Co., LLC expresses an opinion or any other form of assurance with respect to these financial figures. The preliminary estimated financial results included in the Lender’s Presentation were not prepared with the view to complying with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of preliminary estimated results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that relate to future events. The Company cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Company’s current expectations, and the Company does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other Company statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the forward-looking statements. Statements related to, among other things, the proposed additional debt financing and potential changes in market conditions constitute forward-looking statements. For a description of additional factors that may cause the Company’s actual results, performance or expectations to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

The information provided in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On February 13, 2018, the Company issued a press release announcing proposed senior secured credit facilities consisting of approximately $570 million of senior secured term loans, in addition to a senior secured revolver that is expected to be undrawn at closing (the “Facilities”). A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01.

The information provided in this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.
EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Select Pages from Fusion’s Lenders Presentation dated February 13, 2018
99.2	Press Release dated February 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ James P. Prenetta, Jr.
James P. Prenetta, Jr.
February 13, 2018	EVP and General Counsel